FORM OF FRONT OF PROXY

[X ]   PLEASE MARK VOTES AS IN THIS EXAMPLE

       1.  Election of Directors.

       Nominees:  R. Berman, F. Gabron, M. Lauenstein, R. Lepofsky, M. Schorr,
                  W. Skinner, M. Wrighton

           [  ]  FOR ALL NOMINEES       [  ]   WITHHELD FROM ALL NOMINEES

           [  ]  ______________________________________
                 For all nominees except as noted above

       2. Amendment to Restated Certificate of Incorporation increasing the authorized shares of Common Stock.

           [  ] FOR        [  ] AGAINST    [  ] ABSTAIN

       3. Amendment to Restated Certificate of Incorporation increasing the authorized shares of Preferred Stock.

           [  ] FOR        [  ] AGAINST    [  ] ABSTAIN

                           MARK HERE FOR ADDRESS CHANGE  [  ]
                           AND NOTE AT LEFT

                           MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [  ]

           Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.

           Signature: __________________ Date: ___________

           Signature: _________________  Date: ___________


                        FORM OF BACK OF PROXY

                     HELIX TECHNOLOGY CORPORATION
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert J. Lepofsky and Beverly L. Armell and each of them as Proxies of the undersigned, each with the power to appoint a substitute, and hereby authorizes each of them to represent the undersigned at the Annual Meeting of Stockholders to be held on April 20, 1995, or any adjournment thereof, and there to vote all the shares of Helix Technology Corporation held of record by the undersigned on March 3, 1995, as directed on the reverse side hereof. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3. If any nominee for director is unable or unwilling to serve, the shares represented hereby will be voted for another person in accordance with the judgment of the Proxies named herein.

     In addition, in their discretion, the Proxies are hereby authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

         (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)
                                             [SEE REVERSE
                                              SIDE]